Exhibit 99.1

EXECUTION

THORNBURG MORTGAGE HOME LOANS, INC.

as SELLER,

STRUCTURED ASSET SECURITIES CORPORATION,

as PURCHASER,

LEHMAN BROTHERS INC.

and

THORNBURG MORTGAGE, INC.

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

Dated as of March 1, 2002

Thornburg Mortgage Securities Trust 2002-1

Mortgage Loan Pass-Through Certificates, Series 2002-1

TABLE OF CONTENTS

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

 Page

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

1

RECITALS

1

AGREEMENT

2

Section 1.

Purchase and Sale of Mortgage Loans and Contractual Rights

2

Section 2.

Representations and Warranties

4

Section 3.

Survival of Representations

7

Section 4.

Repurchase, Purchase or Substitution of Mortgage Loans

8

Section 5.

Covenants

8

Section 6.

Successors and Assigns, Additional Information

9

Section 7.

Indemnification

9

Section 8.

Notices

12

Section 9.

Representations and Indemnities to Survive

12

Section 10.

Miscellaneous

13

Section 11.

Severability of Provisions

13

SCHEDULE I – MORTGAGE LOAN SCHEDULE

I-1

SCHEDULE II – SERVICING AGREEMENTS

II-1

SCHEDULE III – MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

III-1

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

This Mortgage Loan Purchase and Assignment Agreement (the "Agreement"), dated as of March 1, 2002, is executed on the Closing Date (as defined below) by and among Structured Asset Securities Corporation, a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the "Purchaser"), Thornburg Mortgage Home Loans, Inc., a Delaware corporation ("Seller"), as seller, Lehman Brothers Inc. ("Lehman") in its capacity as underwriter of the Public Certificates or placement agent of the Privately Offered Certificates (each as defined below) and Thornburg Mortgage, Inc., a Maryland corporation ("TMI").

The Purchaser, the Seller, Lehman and TMI hereby recite and agree as follows:

RECITALS

1.

 Schedule I attached hereto and made a part hereof (the "Mortgage Loan Schedule") lists certain conventional, hybrid and adjustable rate, first lien residential mortgage loans (collectively, the "Mortgage Loans") owned by the Seller that the Seller desires to sell, without recourse, to the Purchaser.

2.

The Seller is a party to the servicing agreements identified on Schedule II hereto (each a "Servicing Agreement," and together the "Servicing Agreements"), and certain of the Mortgage Loans are currently being serviced thereunder by the servicers identified therein.

3.

The Seller desires to sell, without recourse, all of its right, title and interest in the Mortgage Loans to the Purchaser, to assign all of its rights and interest as mortgage loan owner under the Servicing Agreements, in each case, only with respect to the portion of the Mortgage Loans subject thereto (as so limited, the "Contractual Rights"), and to delegate all of its obligations thereunder, to the Purchaser.

4.

The Purchaser desires to purchase such Mortgage Loans and the Contractual Rights, and the Purchaser intends immediately thereafter to transfer all of its right, title and interest in and to the Mortgage Loans and the Contractual Rights pursuant to the terms of a Trust Agreement, dated as of March 1, 2002 (the "Trust Agreement"), by and among the Purchaser, as Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Bankers Trust (Delaware), as Delaware trustee (the "Delaware Trustee"), Bankers Trust Company of California, N.A., as trustee of the Trust (the "Trustee") and The Murrayhill Company, as credit risk manager (the "Credit Risk Manager").

5.

The Trust shall issue to the Purchaser its Mortgage Loan Pass-Through Certificates, Series 2002-1, Class B4, Class B5 and Class B6 (collectively, the "Privately Offered Certificates") and the Class A, Class B1, Class B2, Class B3, and Class R Certificates (the "Public Certificates," and together with the Privately Offered Certificates, the "Certificates").

6.

The Public Certificates will be offered and sold by Lehman as sole underwriter pursuant to the terms and conditions of an Underwriting Agreement (Standard Terms) between the Purchaser and Lehman, dated April 16, 1996 (the "Underwriting Agreement (Standard Terms)"), as supplemented by a terms agreement, dated March 22, 2002 (the "Terms Agreement," and together with the Underwriting Agreement (Standard Terms), the "Underwriting Agreement") through the use of a prospectus supplement, dated March 22, 2002 (the "Prospectus Supplement") and a related prospectus dated March 22, 2002 the ("Base Prospectus" and together with the Prospectus Supplement, the "Prospectus").  The Privately Offered Certificates will be offered by Lehman as sole Placement Agent pursuant to a Purchase Agreement, dated as of March 22, 2002 (the "Purchase Agreement"), between the Purchaser and Lehman through the use of a confidential private placement memorandum, dated March 22, 2002, which private placement memorandum will incorporate the Prospectus (the "Private Placement Memorandum").

7.

Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Trust Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

 Purchase and Sale of Mortgage Loans and Contractual Rights.

(a)

Concurrently with the execution and delivery hereof on March 26, 2002 (the "Closing Date"), the Seller hereby sells, assigns, transfers and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than any such payments that were due on or prior to such date) and all payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to any related escrow account and all amounts from time to time credited to and the proceeds of such account, the Seller's rights under any insurance policies related to the Mortgage Loans and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral.

Concurrently with the execution and delivery of this Agreement, Seller hereby assigns to the Purchaser all of its Contractual Rights.  In consideration of such assignment and the covenants of the Seller set forth herein, the Seller shall receive from the Purchaser on the Closing Date $450,396,735.27 in full consideration representing price and accrued interest for the transfer of the Mortgage Loans and the Contractual Rights to the Purchaser.  The Purchaser hereby accepts such assignment, and shall be entitled to exercise all Contractual Rights of the Seller under each Servicing Agreement as if the Purchaser had been a party to each such agreement.

(b)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) each Mortgage File relating to the Mortgage Loans.  In the case of Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the execution of this Agreement, the Seller, in lieu of delivering the related Mortgage Files, shall herewith deliver to the Purchaser an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Custodial Account have been so deposited. The Seller hereby convenants not to take any action inconsistent with the ownership interest of the Purchaser or the holders of the Certificates in the Mortgage Files.

(c)

The Purchaser and the Seller intend that on the Closing Date, the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans and the Contractual Rights pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans, without recourse.  It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans or the Contractual Rights by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, in the event that the Mortgage Loans and the Contractual Rights are held to be property of the Seller, or if this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Contractual Rights, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in this Section 1 shall be deemed to be a grant by the Seller to the Purchaser, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Contractual Rights and the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies, the Seller's security interest in any collateral pledged to secure the Mortgage Loans and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property constituting part of the assets of the Trust, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Qualifying Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) all amounts payable on or after the Cut-off Date (other than any such payments that were due on or prior to such date) to the holders of the Mortgage Loans in accordance with the terms thereof; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; and (E) all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by the Purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.  "Secured Obligations" means the rights of the Purchaser under this Agreement and the amount owing the holders of the Certificates representing an interest in the Mortgage Loans and the Contractual Rights.  The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Contractual Rights and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser at least six months prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in or lien on the Mortgage Loans and the Contractual Rights.

Notwithstanding the foregoing provisions of this Section 1 (i) the Seller shall retain certain servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and certain rights to receive servicing fees, servicing income and other payments made as compensation for such servicing subject to the Trust Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest in favor of the Purchaser pursuant to the immediately preceding paragraph, nor are the Servicing Rights included in the assets being sold pursuant to this Agreement.

2.

 Representations and Warranties

(a)

The Seller hereby represents and warrants to the Purchaser, as of the date of this Agreement, that:

(i)

the Seller has been duly organized and is validly existing and in good standing as a Delaware corporation, with full power and authority to enter into and perform its obligations under this Agreement, and is in compliance with the laws of each jurisdiction in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)

this Agreement has been duly authorized, executed and delivered by the Seller and assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally or the rights of creditors of federally chartered savings associations, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

(iii)

neither the execution and delivery by the Seller of this Agreement, nor the performance by the Seller of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Seller or any law, governmental rule or regulation or any judgment, decree or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Seller;

(iv)

there are no actions, suits or proceedings against the Seller pending or, to the knowledge of the Seller, threatened, or, to the knowledge of the Seller, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

(v)

there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Seller since December 31, 2001;

(vi)

the Seller is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or on the financial condition of the Seller;

(vii)

the Seller is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Seller to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Seller; and

(viii)

no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement.

(b)

On the Closing Date, each of the Seller and TMI shall deliver to Lehman and the Purchaser a certificate of an authorized officer thereof to the effect that, as of the Closing Date:

(i)

the information set forth in the Prospectus Supplement, as it relates to the Seller and the Mortgage Loans, (excluding the Base Prospectus, the cover page and the information set forth under the captions "Summary of Terms" (other than the information under "—The Mortgage Loans" therein), "Risk Factors" (other than the information in the first paragraph of each of "—Conversion of the Mortgage Loans May Reduce the Yields on the Certificates," "—Mortgage Loans with Interest-Only Payments," "—Default Risk on High Balance Mortgage Loans" and "—Unpredictability and Effect of Prepayments" and the first sentence of each of "—Mortgage Loans Secured by Additional Collateral" and "—Geographic Concentration of the Mortgage Loans"), "Description of the Certificates," "The Master Servicer," "The Servicers — Morgan Stanley Dean Witter Credit Corporation," "Servicing of the Mortgage Loans," "Trust Agreement," "Yield, Prepayment and Weighted Average Life," "Material Federal Income Tax Considerations," "Legal Investment Considerations," "Use of Proceeds," "Underwriting," "ERISA Considerations," "Legal Matters," "Ratings" and "Annex I, Global Clearance, Settlement and Tax Documentation Procedures" in the Prospectus Supplement, such excluded information, the "Non-Seller Prospectus Information") does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

(ii)

the information set forth in the Private Placement Memorandum, as it relates to the Seller and the Mortgage Loans, (excluding the Base Prospectus, the cover page, the Non-Seller Prospectus Information incorporated in the Private Placement Memorandum, the information set forth under the captions "Notice to Investors," "Notice to New Hampshire Residents," "Available Information," "Risk Factors," "Description of the Privately Offered Certificates," "Yield on the Privately Offered Certificates and Prepayments of the Mortgage Loans," "Material Federal Income Tax Consequences," "Restrictions on Transfer," "ERISA Considerations," "Legal Investment Considerations," "Plan of Offering," "Legal Matters," "Ratings" and the information in Schedule I to the Private Placement Memorandum, such excluded information, the "Non-Seller PPM Information") does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)

The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

(d)

The Purchaser hereby represents and warrants to the Seller that as of the date of this Agreement:

(i)

it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement and the Trust Agreement;

(ii)

this Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Purchaser and constitute the legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement and the Trust Agreement which purport to provide indemnification from penalties under applicable securities laws;

(iii)

neither the execution and delivery by the Purchaser of this Agreement, nor the performance by the Purchaser of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Purchaser or any law, governmental rule or regulation or any judgment, decree or order binding on the Purchaser or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Purchaser;

(iv)

there are no actions, suits or proceedings against the Purchaser pending or, to the knowledge of the Purchaser, threatened, or, to the knowledge of the Purchaser, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement;

(v)

the Purchaser is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or on the financial condition of the Purchaser;

(vi)

the Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Purchaser to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Purchaser; and

(vii)

no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated by the terms of this Agreement.

3.

 Survival of Representations.   Each of the representations and warranties of the Seller and the Purchaser contained herein shall survive the purchase and sale of the Mortgage Loans pursuant hereto and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement. The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

4.

 Repurchase, Purchase or Substitution of Mortgage Loans

(a)

Upon discovery by the Depositor, the Seller, the Underwriter, the Master Servicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 2.02 and 2.05 of the Trust Agreement.

(b)

It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations or warranties of the Seller contained in Section 2.

(c)

In addition, the Seller may repurchase, at its sole option, Mortgage Loans in connection with certain modifications to such Mortgage Loan and upon the terms contained in Section 2.05 of the Trust Agreement.

5.

 Covenants.

(a)

Each of the Seller and TMI hereby covenants to the Purchaser and Lehman that at any time when a prospectus relating to the Certificates is required to be delivered pursuant to the Securities Act or a Private Placement Memorandum is required to be delivered in connection with the placement of Privately Offered Certificates (as to which the Purchaser or Lehman will give the Seller and TMI notice), neither the Seller nor TMI has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement or the Private Placement Memorandum relating to the Seller or TMI or the Mortgage Loans or that such disclosures therein contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller or TMI promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement and/or the Private Placement Memorandum at its expense subject to the prior written consent of the Purchaser.  Each of the Seller and TMI also agrees that, if required by applicable law, it will update the information relating to the Seller or TMI or the Mortgage Loans in the Prospectus Supplement and/or the Private Placement Memorandum at its expense, subject to the prior written consent of the Purchaser.

(b)

Each of Lehman and the Purchaser hereby covenants to the Seller and TMI that, in the event the Seller or TMI desire to sell any of the Privately Offered Certificates, it will reasonably cooperate with the Seller and TMI to provide them such information as may be required or appropriate for any offering memorandum.

6.

 Successors and Assigns, Additional Information.

(a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Purchaser may assign its rights and obligations hereunder to the Trustee without the consent of the other parties hereto.

(b)

Each of the Seller and TMI hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser or Lehman in order to perform any of their obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Trust Agreement, the Underwriting Agreement or the Purchase Agreement.

7.

 Indemnification.

(a)

In addition to any repurchase and cure obligations of the Seller under this Agreement and any and all other remedies available to the Purchaser or Lehman under this Agreement, the Seller shall indemnify and hold harmless the Purchaser and Lehman against any and all losses, damages, penalties, fines, claims, forfeitures, lawsuits, court costs, reasonable attorney's fees, judgments, and any other costs, fees, and expenses, arising from claims made or actions brought by any person other than the Purchaser or Lehman based on or arising from breach of any warranty, obligation, representation, or covenant contained in or made by the Seller in writing, pursuant to this Agreement by any agent, employee, representative or officer of the Seller or any of its affiliates.  It is understood and agreed that any permitted assignee of the Purchaser (including the Trustee) shall be a third party beneficiary of this Agreement.  The indemnification obligations of the Seller hereunder shall survive the termination of this Agreement.

(b)

The Purchaser and Lehman agree to indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement or the Base Prospectus or other actions, statements or violations of the Purchaser or Lehman, or contained in the Prospectus Supplement or contained in the Private Placement Memorandum, or in any revision or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact with respect to the Registration Statement required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Base Prospectus or the Prospectus Supplement, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arise out of or are based upon any act or omission of Purchaser or Lehman, or any agent, employee, representative or officer of Purchaser or Lehman or their affiliates, in connection with the offer or sale of the Certificates, but only to the extent that such losses, claims, damages or liabilities arise out of information (i) contained in or omitted from, in the case of Lehman, information under the heading "Underwriter" in the Registration Statement, Base Prospectus or Prospectus Supplement or under the heading "Plan of Offering" in the Private Placement Memorandum (the "Underwriter/Placement Agent Information") or (ii) that does not relate to Thornburg Mortgage Home Loans, Inc. and the Mortgage Loans (the "Thornburg Information") and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending any such loss, claim, damage, liability or action;

(c)

The Seller and TMI jointly and severally agree to indemnify and hold harmless the Purchaser and Lehman, each of their respective directors, each of their respective officers and each person who controls the Purchaser or Lehman within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from the Purchaser and Lehman to the Seller, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission contained in or omitted from the Prospectus Supplement or the Private Placement Memorandum or any amendment or supplement thereto, relates to information set forth in the Thornburg Information, or arises out of or is based on information provided by the Seller or TMI to the Purchaser or Lehman specifically for use in connection with the preparation of the "Investor Materials" or for dissemination to the Rating Agency or Deloitte & Touche LLP in connection with the issuance, marketing or offering of the Certificates.  For purposes of this Section, "Investor Materials" shall mean, collectively, the Computational Materials, ABS Term Sheets and Collateral Term Sheets.  "Computational Materials" shall have the meaning given such term in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 and the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter"), but shall include only those Computational Materials that have been prepared or delivered to prospective investors by Lehman, as underwriter or placement agent.  "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by the Lehman, as underwriter or placement agent.

(d)

Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any other legal expenses subsequently and independently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation by the indemnified party undertaken with notice to and approval by the indemnifying party; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties.  Each indemnified party, as a condition of the indemnity agreements contained in subsections (a), (b) and (c) above, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e)

If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Purchaser or Lehman on the one hand and the Seller and TMI on the other from the issuance of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (d) above and the indemnifying party has been materially prejudiced by such failure, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Purchaser or Lehman on the one hand and the Seller and TMI on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.

The relative benefits received by the Purchaser and Lehman on the one hand and the Seller and TMI on the other shall be deemed to be in the same proportion as (i) the amount Lehman received in connection with the sale of the Certificates minus the amount paid by the Purchaser pursuant to Section 1(a) hereof for the purchase of the Mortgage Loans bears to (ii) the amount paid by the Purchaser pursuant to Section 1(a) hereof for the purchase of the Mortgage Loans.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state material fact related to information supplied by the Purchaser or Lehman on the one hand, or the Seller and TMI, on the other hand, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Purchaser, Lehman, the Seller and TMI agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (e).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.

 Notices.   All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at Structured Asset Securities Corporation, 101 Hudson Street, 33rd Floor, Jersey City, New Jersey 07302, Attention:  Single Family Mortgage Department; if sent to Lehman, be addressed to it at 101 Hudson Street, 33rd Floor, Jersey City, New Jersey 07302; if sent to the Seller, be addressed to it at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, Attention: Deborah Burns; and if sent to TMI, be addressed to it at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, Attention: Deborah Burns.

9.

 Representations and Indemnities to Survive.   The respective agreements, representations, warranties, covenants, indemnities and other statements of the Purchaser, Lehman, the Seller and TMI and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, Lehman, the Seller or TMI and will survive delivery of and payment for the Certificates.  The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement.

10.

 Miscellaneous.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

11.

 Severability of Provisions.   If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date hereinabove written.

STRUCTURED ASSET SECURITIES

CORPORATION

By:/s/ Stanley Labanowski

Name:  Stanley Labanowski

Title:    Vice President

LEHMAN BROTHERS INC.

By:/s/ Stanley Labanowski

Name:  Stanley Labanowski

Title:    Senior Vice President

THORNBURG MORTGAGE HOME LOANS, INC.

By:/s/ Deborah J. Burns

Name:  Deborah J. Burns

Title:    Vice President

THORNBURG MORTGAGE, INC.

By: /s/ Deborah J. Burns

Name:  Deborah J. Burns

Title:    Vice President

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[See Tab #17]

SCHEDULE II

SERVICING AGREEMENTS

1.

Reconstituted Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Morgan Stanley Dean Witter Credit Corporation, as servicer and Wells Fargo Bank Minnesota, National Association, as master servicer.

2.

Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Thornburg Mortgage Home Loans, Inc., as servicer and Wells Fargo Bank Minnesota, National Association, as master servicer.

3.

Amended and Restated Correspondent Loan Purchase Agreement dated as of March 13, 2002, between Thornburg Mortgage Home Loans, Inc., and Charter Bank.

4.

Amended and Restated Correspondent Loan Purchase Agreement dated as of March 21, 2002, between Thornburg Mortgage Home Loans, Inc., and Colonial Savings, F.A.

5.

Amended and Restated Correspondent Loan Purchase Agreement dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc., and First Republic Bank.

6.

Amended and Restated Correspondent Loan Purchase Agreement dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc., and Gateway Bank, F.S.B.

7.

Amended and Restated Correspondent Loan Purchase Agreement dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc., and Lighthouse Community Bank.

SCHEDULE III

SELLER'S REPRESENTATIONS AND
WARRANTIES RELATING TO
MORTGAGE LOANS

The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Closing Date:

(i)

(a) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects and (b) the Mortgage File with respect to each Mortgage Loan has been delivered to the Trustee or its designee and each Mortgage File contains the documents required to be contained therein.

(ii)

Approximately 0.80% of the Mortgage Loans (by Principal Balance) are more than 30 days delinquent and no Mortgage Loan is more than 60 days delinquent and none of the Mortgage Loans have been dishonored; Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

(iii)

To Seller's best knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

(iv)

The terms of the Mortgage Note and the Mortgage (including with respect to provisions relating to any Additional Collateral (if applicable)) have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.  Except for any modification agreement or similar document contained in the Mortgage File permitting a borrower to modify his loan, no instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

(v)

The Mortgage Note and the Mortgage (including with respect to provisions relating to any Additional Collateral (if applicable)) are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the Seller's knowledge no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(vi)

All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located.  All such insurance policies contain a standard mortgagee clause naming the Master Servicer or the applicable Servicer, their successors and assigns as mortgagee and to the Seller's knowledge all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(vii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the Additional Collateral Mortgage Loans have been complied with in all material respects.

(viii)

The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage except for a release that does not materially impair the security of the Mortgage Loan or is reflected in the loan-to-value ratio, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(ix)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

(x)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other laws relating to the rights of creditors.

(xi)

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(xii)

The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(xiii)

The Seller has acquired its ownership of each Mortgage Loan in good faith without notice of any adverse claim, and as of the Closing Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole owner and holder thereof and with full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase and Assignment Agreement.

(xiv)

To the Seller's best knowledge, the Seller or, if the Mortgage Loan was not originated by the Seller, the originator is or was (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks or subsidiaries having preemptive authority under federal law or under applicable state law to engage in business in such state without qualification, or (iv) not doing business in such state.

(xv)

The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the originator or the Seller, their respective successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

(xvi)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(xvii)

To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

(xviii)

To the Seller's best knowledge, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(xix)

The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority.  Each Mortgage Note has a Mortgage Rate that adjusts periodically (not always in correlation to the index calculation term), based on the One-month LIBOR, Six-month LIBOR, One-year LIBOR, One-year CMT, Three-year CMT or Five-year CMT index except that some Mortgage Loans first adjust after an initial period of three, five, seven or ten years following origination.

(xx)

The origination practices used by the Seller or the originator of the loan and the collection practices used by the Master Servicer or the applicable Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.  With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the applicable Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

(xxi)

At the time of origination of the Mortgage Loan the Mortgaged Property was free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(xxii)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure.  There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

(xxiii)

The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

(xxiv)

The mortgage file in possession of the related Servicer contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

(xxv)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

(xxvi)

No Mortgage Loan (A) contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or paid by any source other than the Mortgagor or (B) contains any provision permitting a temporary "buydown" of the related Mortgage Rate.  No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination.  No Mortgage Loan has a shared appreciation or other contingent interest feature.

(xxvii)

No Mortgage Loan had a Loan-To-Value Ratio in excess of 100%.  Except with respect to Additional Collateral Mortgage Loans, no Mortgage Loan has a Loan-To-Value Ratio in excess of 95%.  The portion of the unpaid principal balance of each Mortgage Loan  which is in excess of 80% of the Loan-to-Value Ratio is and will be insured as to payment defaults under a Primary Mortgage Insurance Policy issued by primary mortgage insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac as of the Closing Date, so as to reduce the Mortgagee's exposure in accordance with the standards of Fannie Mae or Freddie Mac and applicable law.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid.

(xxviii)

Except for any Additional Collateral Mortgage Loans as identified on the Mortgage Loan Schedule, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to above.

(xxix)

The Additional Collateral Mortgage Loans originated by Morgan Stanley Dean Witter Credit Corporation are insured under the terms and provisions of the Certificate Guaranty Surety Bond.  The Certificate Guaranty Surety Bond is in full force and effect with respect to each such Additional Collateral Mortgage Loan subject to the limitations set forth therein and such Certificate Guaranty Surety Bond will be enforceable by the Purchaser with respect to each Additional Collateral Mortgage Loan.

(xxx)

The Mortgaged Property is lawfully occupied under applicable law.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

(xxxi)

No defense against coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) exists arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, and the Seller is not aware of any fact that could reasonably lead the Seller to believe that any such defense exists arising out of the actions, representations, errors, omissions, negligence or fraud of the related Mortgagor or any party involved in the application for such coverage.

(xxxii)

The Assignment is in recordable form, is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and includes all applicable recording information, except where the related original Mortgage has been delivered for recording to the appropriate public recording office but has not yet been returned to the Seller.

(xxxiii)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

(xxxiv)

Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

(xxxv)

To the Seller's best knowledge, no fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

(xxxvi)

As of the Cut-off Date, the Mortgagor has not notified the Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

(xxxvii)

The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

(xxxviii)

As to any Additional Collateral Mortgage Loan, such Mortgage Loan is secured by a perfected first priority security interest in the related Additional Collateral.

(xxxix)

As to any Additional Collateral Mortgage Loan, the applicable pledge agreement is in place, is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors.